                                                                      Exhibit 24


                               BIKERS DREAM, INC.

                           Special Power of Attorney

                   for Execution of Document 10-KSB, FYE 1995

                             and Amendments Thereto

                              To Be Filed with the

                 United States Securities & Exchange Commission



         The undersigned does hereby appoint Dennis W. Campbell, President and Chief Executive Officer and William R. Gresher, Senior Vice President and Chief Financial Officer of Bikers Dream, Inc., a California corporation, or either of them, my true and lawful attorney to sign, by indicated mark or otherwise, the signature page(s) of the Bikers Dream Form 10-KSB and documents appurtenant to, or in amendment thereof, in my name, place or stead, with full power and authority to each said Power of Attorney to do and perform in the name, and on behalf of, the undersigned director, each and every act whatsoever necessary or desirable in connection with filing of said Form 10-KSB, to all intents and purposes as any such officer might or could do in person.



Dated:  3-22-96                         /s/ DONALD DUFFY
       -------------------              --------------------------------------
                                        Donald B. Duffy

                                 ACKNOWLEDGMENT

State of New York   )
                    )  ss.
County of New York  )

         On March 22, 1996, before me, Maria Natole, personally appeared to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



Signature    /s/  Maria Natole
           ------------------------------


         MARIA NATOLE
Notary Public, State of New York
        No. 01NA5011572
   Qualified in Queens County
Commission Expires May 15, 1997

                               BIKERS DREAM, INC.

                           Special Power of Attorney

                   for Execution of Document 10-KSB, FYE 1995

                             and Amendments Thereto

                              To Be Filed with the

                 United States Securities & Exchange Commission



         The undersigned does hereby appoint Dennis W. Campbell, President and Chief Executive Officer and William R. Gresher, Senior Vice President and Chief Financial Officer of Bikers Dream, Inc., a California corporation, or either of them, my true and lawful attorney to sign, by indicated mark or otherwise, the signature page(s) of the Bikers Dream Form 10-KSB and documents appurtenant to, or in amendment thereof, in my name, place or stead, with full power and authority to each said Power of Attorney to do and perform in the name, and on behalf of, the undersigned director, each and every act whatsoever necessary or desirable in connection with filing of said Form 10-KSB, to all intents and purposes as any such officer might or could do in person.


Dated:  3/13/96                         /s/ ROWLAND W. DAY, II
       -------------------              --------------------------------------
                                        Rowland W. Day, II

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of   California
        ----------------
County of    Orange
         ---------------

On March 14, 1996 before me,            Julia C. Boren, Notary Public
   --------------           -------------------------------------------------------
        Date                Name, Title of Officer--E.G., "Jane Doe, Notary Public"

personally appeared       Rowland W. Day II
                   ----------------------------------------
                         Name(s) of Signer(s)

[ ] personally known to me--OR-- [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is subscribed
                                       to the within instrument and acknowledged to me
                                       that he executed the same in his authorized
                                       capacity, and that by his signature on the
                                       instrument the person, or the entity upon
                                       behalf of which the person acted, executed
                                       the instrument.
        Julia C. Boren
[SEAL]  Comm. #1028718                 WITNESS my hand and official seal.
        Notary Public--California
        Orange County                  /s/  Julia C. Boren
        My Comm. Expires Jun 5, 1998   -----------------------------------------------
                                                     Signature of Notary

- -------------------------------------- OPTIONAL --------------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

         CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[ ] CORPORATE OFFICER                                 Special Power of Attorney
                                                ----------------------------------------
    --------------------------------------            Title or Type of Document
                 Title(s)

[ ] PARTNER(S)          [ ] LIMITED                                1
                        [ ] GENERAL             ----------------------------------------
[ ] ATTORNEY-IN-FACT                                         Number of Pages
[ ] TRUSTEE(s)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:                                                       3/13/96
         --------------------------------       ----------------------------------------
   --------------------------------------                   Date of Document
   --------------------------------------

SIGNER IS REPRESENTING:                                          None
Name of Person(s) or Entity(ies)                ----------------------------------------
                                                    Signer(s) Other Than Named Above
- -----------------------------------------
- -----------------------------------------                       10-KSB 1995 Exhibit 24

                                 ACKNOWLEDGMENT

State of CALIFORNIA   )
                      )  ss.
County of ORANGE      )

         On March 14, 1996, before me, Rowland W. Day II, personally appeared to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



Signature      /s/ Julia C. Boren           [SEAL]         JULIA C. BOREN
           --------------------------                      COMM. #1028718
                                                     Notary Public - California
                                                            ORANGE COUNTY
                                                    My Comm. Expires JUN 5, 1998

                               BIKERS DREAM, INC.

                           Special Power of Attorney

                   for Execution of Document 10-KSB, FYE 1995

                             and Amendments Thereto

                              To Be Filed with the

                 United States Securities & Exchange Commission



         The undersigned does hereby appoint Dennis W. Campbell, President and Chief Executive Officer and William R. Gresher, Senior Vice President and Chief Financial Officer of Bikers Dream, Inc., a California corporation, or either of them, my true and lawful attorney to sign, by indicated mark or otherwise, the signature page(s) of the Bikers Dream Form 10-KSB and documents appurtenant to, or in amendment thereof, in my name, place or stead, with full power and authority to each said Power of Attorney to do and perform in the name, and on behalf of, the undersigned director, each and every act whatsoever necessary or desirable in connection with filing of said Form 10-KSB, to all intents and purposes as any such officer might or could do in person.


Dated: March 15, 1996                   /s/ HUMBERT B. POWELL, III
       -------------------              --------------------------------------
                                        Humbert B. Powell, III

                                 ACKNOWLEDGMENT

State of New York    )
                     )  ss.
County of Kings      )

         On March 15, 1996, before me, Humbert B. Powell III, personally appeared to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



Signature        /s/  Danny Chin
           ------------------------------
                     Notary Public


                          DANNY CHIN
                Notary Public, State of New York
   [SEAL]                 No. 4988776
                   Qualified in Kings County
              Commission Expires November 18, 1997